Exhibit 99.1

Synaptics Appoints New President and Chief Executive Officer

Michael Hurlston Takes the Reins for Synaptics’ Next Wave of Growth

San Jose, CA – August 5, 2019 – Synaptics Incorporated (NASDAQ: SYNA), the leading developer of human interface solutions, today announced the appointment of Michael Hurlston as president and chief executive officer. Hurlston’s appointment is expected to be effective on August 19, 2019. He is expected to join Synaptics’ Board of Directors on the date of his appointment.

A highly successful technology executive, Hurlston was most recently CEO at Finisar Corporation where he was also a member of the Board of Directors. Prior to Finisar, he served as senior vice president and general manager of the Mobile Connectivity Products/Wireless Communications and Connectivity Division at Broadcom Limited, as well as other senior leadership positions in sales, marketing and general management. Prior to joining Broadcom in 2001, Hurlston held senior marketing and engineering positions at Oren Semiconductor, Inc., Avasem, Integrated Circuit Systems, Micro Power Systems, Exar and IC Works.

Nelson Chan, Executive Chairman of the Board of Directors of Synaptics, stated: “After a comprehensive search, we selected Michael because of his strong track record of growing large businesses to achieve consistent profitable growth and market penetration. He also brings extensive strategy and technology experience in our investment focus areas. We believe that Michael will be a great cultural fit for the company and look forward to his leadership in driving the transformation and next wave of growth for Synaptics.”

Michael Hurlston added: “I am honored to be given the opportunity to lead Synaptics at this pivotal milestone in the company’s history. Synaptics clearly has the foundational elements to grow including IP, employee talent, partnerships, and customer relationships. I’m really looking forward to leveraging my experience in leading the company’s transformation strategy and drive shareholder value.”

About Synaptics Incorporated

Synaptics is the pioneer and leader of the human interface revolution, bringing innovative and intuitive user experiences to intelligent devices. Synaptics’ broad portfolio of touch, display, biometrics, voice, audio, and multimedia products is built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for mobile, PC, smart home, and automotive industries, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. (NASDAQ: SYNA) www.synaptics.com.

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Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release.

For more information contact:

Public Relations	Investor Relations

David Hurd	Jason Tsai

david.hurd@synaptics.com	jason.tsai@synaptics.com